                                                                     Exhibit 3.1

                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                     PENN VIRGINIA RESOURCE PARTNERS, L.P.


        This Certificate of Limited Partnership, dated July 5, 2001, has been duly executed and is filed pursuant to Section 17-201 of the Delaware Revised Uniform Limited Partnership Act (the "Act") to form a limited partnership under the Act.

        1. Name. The name of the limited partnership is Penn Virginia Resource Partners, L.P.

        2. Registered Office; Registered Agent. The address of the registered office required to be maintained by Section 17-104 of the Act is 1209 Orange Street, Wilmington, Delaware 19801. The name and the address of the registered agent for service of process required to be maintained by Section 17-104 of the Act are The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

        3. General Partner. The name and the business, residence, or mailing address of the general partner is as follows:

             Penn Virginia GP, LLC
             100 Matsonford Road, Suite 200
             Radnor, PA 19087

        EXECUTED as of the date written first above.

                              PENN VIRGINIA RESOURCE PARTNERS, L.P.

                              By:   Penn Virginia GP, LLC, its General Partner

                              By:   /s/ A. James Dearlove
                                    ------------------------------
                                    A. James Dearlove
                                    Chief Executive Officer

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATION
                                                       FILED 12:31 pm 07/09/2001
                                                          010328584 - 3412125


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                           CERTIFICATE OF CORRECTION
                                      TO
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                     PENN VIRGINIA RESOURCE PARTNERS, L.P.

     This correction is submitted pursuant to (S)17-213 of the Delaware Revised Uniform Limited Partnership Act for a limited partnership to correct a document which is an inaccurate record of the entity action, contains an inaccurate or erroneous statement, or was defectively or erroneously executed, sealed, acknowledged, or verified.

                                  ARTICLE ONE

     The name of the entity is Penn Virginia Resource Partners, L.P.

                                  ARTICLE TWO

     The document to be corrected is the Certificate of Limited Partnership, which was filed in the Office of the Secretary of State of Delaware on the 9th day of July, 2001.

                                 ARTICLE THREE

     The Certificate of Limited Partnership was inaccurate in that it stated that the General Partner executed same on July 5, 2001. In fact the General Partner executed the Certificate of Limited Partnership on July 9, 2001.

                                 ARTICLE FOUR

     The corrected portion of the Certificate of Limited Partnership reads as follows:

          This Certificate of Limited Partnership, dated July 9, 2001, has been duly executed and is filed pursuant to Section 17-201 of the Delaware Revised Uniform Limited Partnership Act (the "Act") to form a limited partnership under the Act.

DATED: July 18, 2001.
                                         PENN VIRGINIA RESOURCE PARTNERS, L.P.

                                         By: PENN VIRGINIA GP, LLC
                                             its General Partner

                                         By: /s/ Keith D. Horton
                                            ---------------------------------
                                            Keith D. Horton
                                            President